Dreyfus

New York Tax Exempt

Money Market Fund

SEMIANNUAL REPORT November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                   Tax Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Money Market Fund, covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

When the reporting period began, investors were concerned that prolonged economic growth might cause an acceleration of inflation. At its May meeting, shortly before the six-month reporting period began, the Federal Reserve Board (the "Fed" ) raised short-term interest rates by a relatively large 0.50 percentage point increase in an effort to slow the economy. Subsequently, signs began to emerge that economic growth was slowing. In addition to the moderating effects of the Fed' s previous rate hikes, the U.S. economy has slowed in response to higher energy prices and a weak euro. As a result, short-term tax-exempt rates were relatively stable over the past six months.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the relative safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus New York Tax Exempt Money Market Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period?

For the six-month period ended November 30, 2000, the fund produced an annualized yield of 3.54%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.60%.(1)

We attribute the fund' s performance to our relatively long average maturity, which enabled us to lock in then prevailing yields for as long as practical when the U.S. economy began to slow and the Federal Reserve Board (the "Fed") refrained from raising interest rates further.

What is the fund's investment approach?

The fund seeks a high level of current income that is exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New York issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may in turn lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average
maturity    to    maintain     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

then  current yields for as long as we believe practical. At other times, we try
to   maintain   an  average  maturity  that  reflects  our  view  of  short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by slowing economic growth and the likely end of Fed action toward higher interest rates. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Fed had already raised short-term interest rates three times during the first five months of 2000. However, soon after the six-month reporting period began, evidence began to emerge that the Fed's previous rate hikes may have had the desired effect of slowing the economy. Tax-exempt yields declined modestly when the Fed did not change interest rates at its meetings in June, August, October and November, 2000.

Despite slower growth, the continuing strength of the U.S. economy generally helped keep tax-exempt money market yields relatively low when compared to yields of taxable money market instruments. New York state and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a modestly reduced supply of securities compared to the same period one year earlier. At the same time, demand for tax-exempt money market instruments has been strong from individuals seeking to protect their wealth from stock market volatility. When demand rises and supply falls, prices of
existing    fixed-income   securities   generally   tend   to   move   higher.

Throughout the reporting period, we maintained the fund's average maturity at a point that was generally longer than the average for its Lipper category. This positioning proved advantageous as short-term tax-exempt interest rates fell modestly from June through November.

In addition to managing average maturity, we increased our holdings of fixed-rate tax-exempt notes and reduced our holdings of tax-exempt commercial paper. This change was designed to lock in pre vailing yields for as long as practical. However, most of the fund's assets remained invested in variable rate demand notes (VRDNs) which feature floating rates that are reset either daily or weekly.

New purchases of tax-exempt notes generally focused on smaller blocks of securities issued by New York school districts, counties and other municipalities that were either insured or deemed equivalent to the highest
credit    ratings    by    Dreyfus    credit    analysts.

What is the fund's current strategy?

In our view, yields may fall further if the current economic slowdown continues. Accordingly, we have maintained the fund's average maturity toward the long end of its range. In our opinion, this strategy has allowed us to lock in then prevailing yields and we believe help prepare the fund to weather temporary fluctuations that may affect money market rates near year-end. Of course, markets, strategy and portfolio composition can change at any time.

December 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

                                                                                              Principal

TAX EXEMPT INVESTMENTS--95.3%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Albany Industrial Development Agency, Civic Facility

  Revenue, VRDN (Albany College Pharmacy)

   4% (Liquidity Facility; Fleet Bank and LOC; Asset Guaranty)                                3,330,000  (a)           3,330,000

Argyle Central School District, GO Notes

   5%, 6/15/2001 (Insured; FSA)                                                               2,025,000                2,031,789

Arkport Central School District, GO Notes

   5.20%, 6/15/2001 (Insured; FSA)                                                            2,375,000                2,385,456

Auburn City School District, BAN 4.50%, 1/18/2001                                             5,000,000                5,002,013

Babylon Industrial Development Agency, IDR, VRDN

  (Lambro Industry Inc., Project):

      4.10% (LOC; Fleet Bank)                                                                 1,080,000  (a)           1,080,000

      4.35% (LOC; Fleet Bank)                                                                    80,000  (a)              80,000

Beacon City School District, TAN 4.75%, 6/28/2001                                             2,200,000                2,203,656

Boston Township, BAN 4.75%, 7/26/2001                                                         3,422,000                3,424,117

Broome County Industrial Development Agency, IDR

  Refunding, VRDN (Bing Realty Co. Project)

   4% (LOC; First Union National Bank)                                                        1,400,000  (a)           1,400,000

Chenango Forks Central School District, GO Notes

   5.60%, 6/15/2001 (Insured; FGIC)                                                             462,566                  464,484

Clarkstown Central School District, TAN 4.50%, 6/28/2001                                      5,000,000                5,002,748

Clinton County, BAN 4.375%, 12/8/2000                                                         1,310,800                1,310,859

Dalton-Nunda Central School District, BAN

   4.25%, 12/28/2000                                                                          7,175,000                7,176,016

Dutchess County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Marist College Civic Facility):

      3.95%, Series A (LOC: Key Bank)                                                         6,000,000  (a)           6,000,000

      3.95%, Series B (LOC; The Bank of New York)                                             7,330,000  (a)           7,330,000

East Ramapo Central School District, BAN

   4.625%, 6/27/2001                                                                          6,795,000                6,799,608

Erie County Industrial Development Agency, VRDN:

  Civic Facility Revenue

    (United Cerebral Palsy Association Project)

      4.30% (LOC; Key Bank)                                                                   1,600,000  (a)           1,600,000

   IDR:

      (Luminescent System Inc., Project)

         4.40% (LOC; HSBC Bank)                                                               7,000,000  (a)           7,000,000

      (Plesh Industrial Inc., Project)

         4.20% (LOC; M & T Bank)                                                              2,400,000  (a)           2,400,000

Falconer Central School District, BAN 4.75%, 11/21/2001                                       2,500,000                2,506,973

Genesee County, BAN 4.75%, 4/10/2001                                                          1,900,000                1,902,267

Harriman Village, BAN 4.60%, 11/20/2001                                                       3,250,000                3,254,520


                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Harrison, GO Notes 4.50%, 12/15/2000                                                            200,000                  200,021

Herkimer County Industrial Development Agency

  Civic Facilities Revenue, VRDN

  (Templeton Foundation Project)

   4.30% (LOC; Key Bank)                                                                      3,000,000  (a)           3,000,000

Honeoye Central School District, BAN 4.75%, 6/15/2001                                         4,315,000                4,321,549

Lancaster Industrial Development Agency, IDR, VRDN

  (Lancaster Steel Service Project)

   4.10% (LOC; M & T Bank)                                                                    1,875,000  (a)           1,875,000

Long Island Power Authority, Electric Systems Revenue, CP:

  4.25%, Series 4, 12/7/2000 (LOC: Bayerische Landesbank

      and Westdeutsche Landesbank)                                                            8,000,000                8,000,000

   4.45%, Series 4, 1/26/2001 (LOC: Bayerische Landesbank

      and Westdeutsche Landesbank)                                                            1,000,000                1,000,000

Monroe County Public Improvement, BAN

   4.50%, 7/20/2001                                                                           4,650,000                4,654,129

Monroe County Airport Authority, Airport Revenue, Refunding

  (Greater Rochester International)

   4.75%, 1/1/2001 (Insured; MBIA)                                                            1,110,000                1,110,173

Monroe County Industrial Development Agency, Revenue

   VRDN (Enbi Corp.) 3.95% (LOC; Rabobank Nederland)                                          4,700,000  (a)           4,700,000

Mount Kisco, BAN 5%, 8/30/2001                                                                1,270,000                1,275,871

New York City:

  GO Notes:

      7.50%, Series B, 2/1/2001                                                                 200,000                  200,951

      5%, Series M, 6/1/2001                                                                    925,000                  925,432

      Refunding:

         4.40%, Series F, 8/1/2001                                                              500,000                  500,000

         5.625%, Series A, 8/1/2001                                                             450,000                  453,390

   RAN 5%, Series A, 4/12/2001                                                                6,500,000                6,517,149

   VRDN:

      4%, Series D (Insured; FGIC and

         Liquidity Facility; FGIC)                                                            4,200,000  (a)           4,200,000

      4.15%, Series D (Insured; FGIC and

         Liquidity Facility; FGIC)                                                            2,500,000  (a)           2,500,000

      4.25%, Sub-Series A-7

         (LOC; Morgan Guaranty Trust Co.)                                                     1,500,000  (a)           1,500,000

      4.25%, Sub-Series E-2

         (LOC; Morgan Guaranty Trust Co.)                                                     4,000,000  (a)           4,000,000

      4.25%, Sub-Series E-5

         (LOC; Morgan Guaranty Trust Co.)                                                     2,200,000  (a)           2,200,000

      4.50%, Sub-Series B-2

         (LOC; Morgan Guaranty Trust Co.)                                                     2,500,000  (a)           2,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City (continued):

  VRDN (continued):

    4.50%, Sub-Series B-3

         (LOC; Morgan Guaranty Trust Co.)                                                     1,000,000  (a)           1,000,000

      4.50%, Series C

         (LOC; Morgan Guaranty Trust Co.)                                                     1,000,000  (a)           1,000,000

New York City Housing Development Corporation

  Multi-Family Revenue, VRDN

  (West 54th Street Development Project)

   4.15%, Series A (LOC; Key Bank)                                                           10,000,000  (a)          10,000,000

New York City Industrial Development Agency, IDR:

   4.50%, Series G, 11/1/2001 (LOC; Fleet Bank)                                               1,450,000                1,450,000

   VRDN (Stroheim & Roman Inc. Project)

      3.95% (LOC; Westdeutsche Landesbank)                                                    5,700,000  (a)           5,700,000

   Civic Facility Revenue, VRDN:

      (Jewish Community Center)

      4.10% (LOC; Manufacture and Trade Bank)                                                 4,900,000  (a)           4,900,000

   (Mercy College Project)

      3.95% (LOC; The Bank of New York)                                                       1,400,000  (a)           1,400,000

New York City Municipal Water Finance Authority

  Water and Sewer System Revenue, VRDN:

    4.15%, Series C (Insured; FGIC and

         Liquidity Facility; FGIC)                                                            1,000,000  (a)           1,000,000

      4.50%, Series A (Insured; FGIC and

         Liquidity Facility; FGIC)                                                            5,200,000  (a)           5,200,000

State of New York, GO Notes 6.625%, 2/1/2001                                                    185,000                  185,654

New York State Dormitory Authority, Revenues, VRDN:

  (Glen Eddy Inc.)

      4% (LOC; Fleet Bank)                                                                    5,000,000  (a)           5,000,000

   (Miriam Osborn Memorial Home):

      4.10%, Series A (LOC; Manufacture and Trade Bank)                                      12,600,000  (a)          12,600,000

      4.10%, Series B (LOC; Manufacture and Trade Bank)                                       3,945,000  (a)           3,945,000

   (Oxford University Press Inc.)

      4.20% (LOC; Landesbank Hessen)                                                            750,000  (a)             750,000

New York State Energy Research and Development Authority

  PCR, VRDN

  (Niagara Mohawk Power Corp. Project):

      4.50%, Series A (LOC; Toronto-Dominion Bank)                                            4,800,000  (a)           4,800,000

      4.55%, Series B (LOC; Morgan Guaranty Trust Co.)                                        1,900,000  (a)           1,900,000

New York State Environmental Facilities Corporation, RRR

  VRDN (Equity Huntington Project)

   4.25% (LOC; Union Bank of Switzerland)                                                     2,300,000  (a)           2,300,000


                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Environmental Quality, CP

  4.45%, Series G, 2/5/2001

   (LOC; Westdeutsche Landesbank)                                                             1,000,000                1,000,000

New York State Medical Care Facilities Finance Agency

  Revenue (Second Hospital)

   7.40%, 8/15/2001                                                                           1,000,000  (b)           1,040,215

New York State Power Authority, Revenue and

  General Purpose, Refunding:

      5.80%, Series BB, 1/1/2001                                                                500,000  (b)             500,590

      6.50%, Series W, 1/1/2001                                                               1,000,000  (b)           1,001,217

Newark Central School District, BAN 4.50%, 1/26/2001                                          6,000,000                6,001,753

Niagara County Industrial Development Agency, SWDR

  Refunding, VRDN (American Refunding Fuel Co.)

   4.10%, Series C (LOC; Chase Manhattan Bank)                                                9,000,000  (a)           9,000,000

Norwich, BAN 4.625%, 3/29/2001                                                                1,944,000                1,945,172

Nyack Union Free School District, TAN 4.75%, 1/12/2001                                        1,750,000                1,750,839

Ontario County Industrial Development Agency, IDR, VRDN

   (Fishers Development Co.) 4.40% (LOC; Key Bank)                                            1,350,000  (a)           1,350,000

Ostego County Industrial Development Agency, Civic Facility

  Revenue, VRDN:

    (Noonan Community Service Corp. Project)

         4%, Series A (LOC; Federal Home Loan Banks)                                          4,135,000  (a)           4,135,000

      (Templeton Foundation Project):

         4.30%, Series A (LOC; Key Bank)                                                      4,565,000  (a)           4,565,000

         4.45%, Series A (LOC; Key Bank)                                                         85,000  (a)              85,000

Penn Yan, BAN 4.875%, 7/19/2001                                                               2,400,000                2,406,001

Port Chester Industrial Development Agency, IDR

  VRDN (40 Pearl Street)

   4.05% (LOC; The Bank of New York)                                                          4,850,000  (a)           4,850,000

Rockland County Industrial Development Agency, Revenue

  VRDN (Jawonio Inc., Project)

   3.95% (LOC; The Bank of New York)                                                          5,480,000  (a)           5,480,000

Schenectady County Industrial Development Agency, IDR

  VRDN (Super Steel Inc., Project)

   4.10%, Series A (LOC; Key Bank)                                                            1,600,000  (a)           1,600,000

Seneca County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Kidspeace National Centers Project)

   4.30% (LOC; Key Bank)                                                                      2,400,000  (a)           2,400,000

Southhampton Village, BAN 4.625%, 2/9/2001                                                      950,000                  950,479

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Spring Valley Public Improvement, GO Notes

   4.80%, 8/15/2001 (Insured; FSA)                                                              100,000                  100,294

Sullivan County, BAN 4.625%, 9/14/2001                                                        1,005,000                1,007,458

Syracuse Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Community Development Propertys--Larned Project)

   4.25% (LOC; M & T Bank)                                                                    3,000,000  (a)           3,000,000

Triborough Bridge and Tunnel Authority, Highway Revenue

   6.60%, Series U, 1/1/2001                                                                    125,000  (b)             127,716

Tupper Lake Central School District, GO Notes

   5.40%, 6/15/2001 (Insured; FSA)                                                              583,389                  585,203

Valhalla Union Free School District, GO Notes

   5.60%, 6/1/2001 (Insured; MBIA)                                                              285,000                  286,093

Westchester County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Jacob Burns Film Center Project)

   4.15% (LOC; The Bank of New York)                                                          4,500,000  (a)           4,500,000

Yates County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Keuka College Project)

   4% (LOC; HSBC Bank)                                                                        2,000,000                2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $254,116,855)                                                             95.3%              254,116,855

CASH AND RECEIVABLES                                                                               4.7%               12,570,062

NET ASSETS                                                                                       100.0%              266,686,917



Summary of Abbreviations

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty Insurance

                         Company

FSA                  Financial Security Assurance

GO                   General Obligation

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors

                         Assurance Insurance Corporation

PCR                  Pollution Control Revenue

RAN                  Revenue Anticipation Notes

RRR                  Resources Recovery Revenue

SWDR                 Solid Waste Disposal Revenue

TAN                  Tax Anticipation Notes

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 65.6

F-2                              VMIG2/MIG2, P2                  SP2+/SP2, A2+/A2                                   .9

AAA/AAA (c)                      Aaa/Aa, A1(c)                   AAA/AA (c)                                       10.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    22.6

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S OR STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT NOVEMBER 30, 2000, THE FUND HAD $73,550,000 (27.6% OF NET ASSETS)
INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
REVENUES GENERATED FROM INDUSTRIAL PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           254,116,855   254,116,855

Cash                                                                  2,258,370

Receivable for investment securities sold                             8,004,426

Interest receivable                                                   2,468,935

Prepaid expenses                                                         12,494

                                                                    266,861,080
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,950

Accrued expenses and other liabilities                                   49,213

                                                                        174,163
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      266,686,917
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     266,730,487

Accumulated net realized gain (loss) on investments                    (43,570)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      266,686,917
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                    266,746,562

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,712,526

EXPENSES:

Management fee--Note 2(a)                                              680,579

Shareholder servicing costs--Note 2(b)                                 164,270

Professional fees                                                       16,108

Custodian fees                                                          14,884

Trustees' fees and expenses--Note 2(c)                                   9,415

Registration fees                                                        3,894

Prospectus and shareholders' reports                                     1,411

Miscellaneous                                                            5,231

TOTAL EXPENSES                                                         895,792

INVESTMENT INCOME--NET                                               4,816,734
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  4,257

Net unrealized appreciation (depreciation) on investments              (2,467)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   1,790

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,818,524

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2000          Year Ended

                                              (Unaudited)        May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,816,734            8,116,703

Net realized gain (loss) from investments           4,257                  --

Net unrealized appreciation (depreciation)
   of investments                                 (2,467)                2,467

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,818,524            8,119,170
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,816,734)          (8,116,703)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 125,756,227          346,353,002

Dividends reinvested                            4,599,890            7,727,792

Cost of shares redeemed                     (135,110,426)        (378,433,930)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (4,754,309)         (24,353,136)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,752,519)         (24,350,669)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           271,439,436          295,790,105

END OF PERIOD                                 266,686,917          271,439,436

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                         November 30, 2000                                    Year Ended May 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .018          .028          .025          .029           .028          .030

Distributions:

Dividends from investment
   income--net                                      (.018)        (.028)        (.025)         (.029)        (.028)        (.030)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.57(a)          2.88          2.54           2.97          2.83          3.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .66(a)           .66           .65           .67            .68           .64

Ratio of net investment income

to average net assets                              3.54(a)          2.84          2.50          2.93           2.79          3.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     266,687       271,439       295,790       281,274        291,529       298,768

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund
received    net

earnings credits of $5,191 during the period ended November 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $48,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. If not applied, $2,000 of the carryover expires in fiscal 2002, $27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005, $4,000 expires in fiscal 2006, $4,000 expires in fiscal 2007 and $1,000 expires in fiscal 2008.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, the fund was charged $87,602 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $48,297 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


Notes

                                                           For More Information

                        Dreyfus New York Tax Exempt

                        Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  273SA0011